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EXHIBIT 10.4

                                ESCROW AGREEMENT
                                ----------------

     THIS AGREEMENT is made as of February 14, 2003, by and between FTS APPAREL, INC. (the "COMPANY"), DUTCHESS PRIVATE EQUITIES FUND, LP (the "INVESTOR") and JOSEPH B. LAROCCO, ESQ., with an office at 49 Locust Avenue, Suite 107, New Canaan, CT 06840 (the "ESCROW AGENT").

                              W I T N E S S E T H:

     WHEREAS, INVESTOR will be purchasing $200,000 of the Company's debentures convertible into Common Stock (the "Debentures"), from COMPANY as set forth in the Subscription Agreement entered into by the COMPANY and INVESTOR; and

     WHEREAS, COMPANY and INVESTOR have requested that the Escrow Agent hold the $200,000 in escrow pursuant to the terms of this Escrow Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                                    ---------
                    TERMS  OF  THE  ESCROW

1.1 The parties hereby agree to have Joseph B. LaRocco, Esq. act as Escrow Agent whereby the Escrow Agent shall hold the $200,000 in escrow until the Escrow Agent has received the Debentures from the COMPANY and faxed copies of executed signature pages from the Company and Investor, whereupon Escrow Agent shall release funds to the Company in the amount of $200,000, less a $5,000 fee to Escrow Agent, and a $10,000 to Seth A. Farbman, P.C. and $70,000 to Simply Cellular, Inc., all of which amounts shall be wired out of escrow by the Escrow Agent upon closing. In the event the Escrow Agent does not receive the Debentures at his office on or before February 18, 2003, he shall notify the INVESTOR, who may cancel and terminate this Agreement by sending written notice to the Escrow Agent, in which case Escrow Agent shall wire back the $200,000 to INVESTOR, without interest.

     1.2 Upon Escrow Agent's receipt of funds from INVESTOR into the attorney escrow account the Escrow Agent shall notify COMPANY of the amount received.

     1.3 COMPANY, prior to or upon receipt of said notice from the Escrow Agent, shall deliver to Escrow Agent the Debentures being purchased.

1.4 This Agreement may be altered or amended only with the written consent of all of the parties hereto. Should COMPANY attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying COMPANY and INVESTOR in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from COMPANY and INVESTOR that a successor escrow agent has been appointed, shall be to hold and preserve the Shares and funds that are in his possession. Upon receipt by the Escrow Agent of said notice from COMPANY and INVESTOR of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Shares and funds, the Escrow Agent shall promptly thereafter transfer all of the Shares and funds that he is still holding in escrow, to said successor escrow agent. Immediately after said transfer of the Shares and funds, the Escrow Agent shall furnish COMPANY and INVESTOR with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from COMPANY or INVESTOR after notice of resignation or removal has been given.

     1.5 The Escrow Agent shall be reimbursed by COMPANY and INVESTOR for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of the transaction between COMPANY and INVESTOR, or any matters relative thereto. The Escrow Agent has no liability hereunder to either party other than to hold the Shares and funds received by the INVESTOR and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by INVESTOR. COMPANY and INVESTOR each acknowledge and represent that they are not being represented in a legal capacity by Joseph B. LaRocco, and they have had the opportunity to consult with their own legal advisors prior to the signing of this agreement. The Escrow Agent is not rendering securities advice to COMPANY or INVESTOR with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities laws.

                                    ARTICLE 2
                                    ---------
                                  MISCELLANEOUS

          2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

2.2 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

          2.3 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.4 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

          2.5 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Connecticut. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall be brought through the American Arbitration Association at the designated locale of Stamford, Connecticut.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 14th day of February, 2003.

                              DUTCHESS PRIVATE EQUITIES FUND, L.P.
                              BY ITS GENERAL PARTNER DUTCHESS
                              CAPITAL MANAGEMENT, LLC


                             /s/ Douglas Leighton
                         By:__________________________________
                         Name:  Douglas  H.  Leighton
                         Title:  A  Managing  Member



                         FTS  APPAREL  ,  INC.
                        /s/ Scott Gallagher
                        By:__________________________________
                                           , its CEO


                          JOSEPH  B.  LAROCCO,  ESCROW  AGENT


                         By: /s/ Joseph B. LaRocco
                          Joseph  B.  LaRocco,  Esq.






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